NEWS

CONTACT:	William S. Aichele
UNIVEST CORPORATION OF PENNSYLVANIA
Chairman, President and CEO
215-721-2460

FOR IMMEDIATE RELEASE

UNIVEST CORPORATION OF PENNSYLVANIA – UNIVEST NATIONAL
BANK AND TRUST CO. – REPORTS SECOND QUARTER EARNINGS

SOUDERTON, Pa., July 23, 2008 – Univest Corporation of Pennsylvania (NASDAQ: UVSP), parent company of Univest National Bank and Trust Co. of Souderton, Pa., has reported net income of $5,874,000 or $0.46 basic net income per share for the second quarter ended June 30, 2008, compared to $6,075,000 or $0.47 basic net income per share for the second quarter ended June 30, 2007. Diluted earnings per share were $0.46 for the second quarter ended June 30, 2008, compared to $0.47 per share for the second quarter ended June 30, 2007.

For the six months ended June 30, 2008, Univest reported net income of $12,595,000 or $0.98 basic net income per share, compared to $12,322,000 or $0.95 basic net income per share reported for the six months ended June 30, 2007. This net income change represents an increase of 2.2%. Diluted earnings per share were $0.98 and $0.95 for the six months ended June 30, 2008 and 2007 respectively.

On July 1, 2008, Univest Corporation paid a quarterly cash dividend of $0.20 per share.

As of June 30, 2008, assets totaled $2,012,659,000 compared to $1,978,272,000 at June 30, 2007. This is an increase of 1.7%. Total shareholders’ equity increased 8.3% year-over-year with $203,138,000 reported as of June 30, 2008, compared to $187,653,000 as of June 30, 2007.

About Univest Corporation
Headquartered in Souderton, Pa., Univest Corporation of Pennsylvania and its subsidiaries serve the financial needs of residents, businesses, and nonprofit organizations in Bucks, Chester, and Montgomery counties.  Univest National Bank and Trust Co. offers customers 33 financial service centers, 12 retirement financial services centers, and 38 ATM locations throughout the region, and is the parent company of Univest Capital, Inc. (doing business as Vanguard Leasing, Inc.), a small ticket commercial leasing business;  Univest Insurance, Inc., an independent insurance agency headquartered in Lansdale, Pa., which serves commercial and personal customers; and  Univest Investments, Inc., a full-service broker-dealer and investment advisory firm. For more information on Univest Corporation of Pennsylvania and its subsidiaries, please visit www.univest.net.

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This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company’s financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the company’s filings with the Securities and Exchange Commission.

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
June 30, 2008

(Dollars in thousands)

Balance Sheet (Period End)	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Assets	$2,012,659	$2,059,572	$1,972,505	$1,952,375	$1,978,272
Securities	429,844	471,962	423,448	395,027	397,464
Loans and leases, gross	1,398,269	1,357,887	1,355,442	1,371,374	1,380,736
Allowance for loan and lease losses	13,713	12,997	13,086	13,872	13,793
Loans and leases, net	1,384,556	1,344,890	1,342,356	1,357,502	1,366,943
Total Deposits	1,504,007	1,616,843	1,532,603	1,518,163	1,556,701
Non-interest bearing deposits	233,436	230,531	226,513	228,908	238,141
NOW, Money Market and Savings	788,177	925,613	816,294	748,896	743,524
Time deposits	482,394	460,699	489,796	540,359	575,036
Borrowings	275,345	202,073	208,729	209,921	202,786
Shareholders' equity	203,138	203,263	198,726	191,947	187,653

	For the three months ended					For the six months ended
Balance Sheet (Average)	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	06/30/08	06/30/07
Assets	$2,044,987	$2,005,682	$1,951,233	$1,944,906	$1,930,277	$2,025,337	$1,916,195
Securities	459,469	449,828	407,461	392,277	383,078	454,649	383,476
Loans and leases, gross	1,392,177	1,354,584	1,356,625	1,373,172	1,382,398	1,373,380	1,369,170
Deposits	1,560,015	1,565,693	1,522,238	1,520,998	1,498,085	1,562,853	1,475,557
Shareholders' equity	205,464	200,439	194,505	189,420	189,417	202,954	188,439

	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Nonaccrual loans and leases	$6,992	$6,165	$6,878	$7,380	$7,878
Troubled debt restructured	423	-	-	-	-
Other real estate owned	-	-	-	-	333
Nonperforming assets	10,422	9,680	8,795	9,033	9,575
Allowance for loan and lease losses	13,713	12,997	13,086	13,872	13,793
Nonperforming loans and leases / Loans and leases	0.75%	0.71%	0.65%	0.66%	0.67%
Allowance for loan and lease losses / Loans and leases	0.98%	0.96%	0.97%	1.01%	1.00%
Allowance for loan and lease losses / Nonperforming loans	131.58%	134.27%	148.79%	153.57%	149.24%

	For the three months ended					For the six months ended
	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	06/30/08	06/30/07
Net loan and lease charge-offs	$1,582	$1,088	$1,219	$377	$274	$2,670	$767
Net loan and lease charge-offs (annualized) / Average loans and leases	0.46%	0.32%	0.36%	0.11%	0.08%	0.39%	0.11%

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
June 30, 2008

(Dollars in thousands, except per share data)

	For the three months ended					For the six months ended
For the period:	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	06/30/08	06/30/07
Interest income	$27,010	$28,093	$29,245	$29,782	$29,206	$55,103	$57,506
Interest expense	10,370	12,162	13,715	13,989	13,568	22,532	26,423
Net interest income	16,640	15,931	15,530	15,793	15,638	32,571	31,083
Provision for loan and lease losses	2,297	999	433	456	653	3,296	1,277
Net interest income after provision	14,343	14,932	15,097	15,337	14,985	29,275	29,806
Noninterest income
Trust fee income	1,628	1,627	1,428	1,525	1,481	3,255	2,968
Service charges on deposit accounts	1,708	1,658	1,764	1,706	1,702	3,366	3,352
Investment advisory commission and fee income	642	615	668	647	686	1,257	1,365
Insurance commissions and fee income	1,271	2,058	1,151	1,385	1,316	3,329	3,191
BOLI income	1,734	791	379	390	413	2,525	734
Net gain (loss) on sales of securities	(213)	56	125	259	51	(157)	51
Other income	1,134	852	972	1,000	915	1,986	1,819
Total noninterest income	7,904	7,657	6,487	6,912	6,564	15,561	13,480
Noninterest expense
Salaries and benefits	8,019	8,168	7,518	7,659	7,840	16,187	15,634
Premises and equipment	2,085	2,057	1,859	1,981	2,014	4,142	4,040
Other expense	4,981	3,383	3,259	3,442	3,477	8,364	6,819
Total noninterest expense	15,085	13,608	12,636	13,082	13,331	28,693	26,493
Income before taxes	7,162	8,981	8,948	9,167	8,218	16,143	16,793
Applicable income taxes	1,288	2,260	2,401	2,479	2,143	3,548	4,471
Net income	$5,874	$6,721	$6,547	$6,688	$6,075	$12,595	$12,322
Per Common Share Data:
Book value per share	$15.80	$15.83	$15.49	$15.02	$14.57	$15.80	$14.57
Net income per share:
Basic	$0.46	$0.52	$0.51	$0.52	$0.47	$0.98	$0.95
Diluted	$0.46	$0.52	$0.51	$0.52	$0.47	$0.98	$0.95
Dividends per share	$0.20	$0.20	$0.20	$0.20	$0.20	$0.40	$0.40
Weighted Average Shares Outstanding	12,855,379	12,839,040	12,789,263	12,811,495	12,936,462	12,847,230	12,970,027
Period End Shares Outstanding	12,858,376	12,843,507	12,830,609	12,782,232	12,875,642	12,858,376	12,875,642

Univest Corporation of Pennsylvania
Consolidated Selected Financial Data
June 30, 2008

	For the three months ended					Year to date
Profitability Ratios (annualized)	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	06/30/08	06/30/07

Return on average assets	1.16%	1.35%	1.33%	1.36%	1.26%	1.25%	1.30%
Return on average shareholders' equity	11.50%	13.49%	13.35%	14.01%	12.86%	12.48%	13.19%
Net interest margin (FTE)	3.74%	3.66%	3.71%	3.71%	3.71%	3.71%	3.74%
Efficiency ratio (1)	57.35%	54.77%	54.45%	55.05%	57.99%	56.10%	56.99%

Capitalization Ratios

Dividends Paid to Net Income	43.77%	38.22%	39.10%	38.68%	42.83%	40.81%	42.18%
Shareholders' Equity to Assets (Period End)	10.09%	9.87%	10.07%	9.83%	9.49%	10.09%	9.49%

(1)	Total operating expenses to net interest income before loan loss provision plus non-interest income adjusted for tax equivalent income.